UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2005

SYMMETRY MEDICAL INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-116038	35-1996126
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 West Market Street, Warsaw, Indiana 46580

(Address of Principal executive offices, including Zip Code)

(574) 268-2252

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.02 Results of Operations and Financial Condition

Item 9.01 Financial Statements and Exhibits

SIGNATURES

Item 1.01 Entry into a Material Definitive Agreement.

On April 28, 2005, the Board of Directors (the “Board”) of Symmetry Medical Inc. (the “Company”) approved a form of Restricted Stock Agreement to be used in connection with the grant of restricted common stock of the Company to certain eligible individuals pursuant to the Company’s 2004 Equity Incentive Plan. This form of Restricted Stock Agreement is attached hereto as Exhibit 10.1

On April 28, 2005, Board authorized the Company to grant restricted common stock pursuant to the Company’s 2004 Equity Incentive Plan to the Executive Officers of the Company set forth below:

Name and Position	Shares Granted
Brian Moore, President and Chief Executive Officer	10,000
Andrew Miclot, Senior Vice President, Marketing, Sales and Business Development	2,000
Fred Hite, Senior Vice President, Chief Financial Officer and Secretary	2,000
D. Darin Martin, Senior Vice President, Quality Assurance/Regulatory Affairs	1,600
Richard J. Senior, Senior Vice President and General Manager, Europe	1,700

In addition, the Board authorized the Company to grant 32,700 shares of restricted common stock pursuant to the Company’s 2004 Equity Incentive Plan to certain other employees of the Company.

On April 28, 2005, the Board adopted the following cash bonus plan for fiscal year 2005 in which the Executive Officers of the Company will participate, which sets for the possible bonuses that may be earned (subject to change, or elimination entirely, in the Company’s discretion ) as a percentage of gross pay upon achievement of individual specified tasks related to management effectiveness and satisfaction by the Company and its consolidated subsidiaries (except in the case of Richard J. Senior, whose bonuses are dependent upon satisfaction by the Company’s European consolidated subsidiaries) of financial targets for the performance criteria set forth below:

Name and Position	Performance is between 15% below plan budget and plan budget				Bonus for achievement of tasks specified by Board	Performance is between plan budget and 10% above plan budget				Maximum Possible Bonus	2005 Gross Pay
	Sales	Net Operating Income	Cash	Total		Sales	Net Operating Income	Cash	Total
Brian Moore, President and Chief Executive Officer	—	50%		50%	—	—	30%	—	30%	80%	$350,000
Andrew Miclot, Senior Vice President, Marketing, Sales and Business Development	10%	30%	5%	45%	5%	—	25%	5%	30%	80%	$220,000
Fred Hite, Senior Vice President, Chief Financial Officer and Secretary	—	35%	10%	45%	5%	—	20%	10%	30%	80%	$200,000
D. Darin Martin, Senior Vice President, Quality Assurance/Regulatory Affairs	—	40%	—	40%	10%	—	30%	—	30%	80%	$150,000
Richard J. Senior, Senior Vice President and General Manager, Europe	—	20%	5%	25%	5%	—	15%	5%	20%	50%	$130,000

Item 2.02 Results of Operations and Financial Condition

On May 4, 2005, the Company issued a press release containing earnings information for its first fiscal quarter of 2005. A copy of the press release is being furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

10.1	Form of Restricted Stock Agreement

99.1	Press Release issued by Symmetry Medical Inc., dated May 4, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMMETRY MEDICAL INC.

Date: May 4, 2005	/s/ Fred Hite
	Name:	Fred Hite
	Title:	Senior Vice President, Chief Financial Officer and Secretary

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Restricted Stock Agreement
99.1	Press Release issued by Symmetry Medical Inc. dated May 4, 2005.